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                                                Filed Pursuant to Rule 497(?)
                                                Registration File No.: 33-?????



               SUPPLEMENT DATED JUNE 1, 2001 TO THE PROSPECTUS OF
            MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES --
                                 CLASS Y SHARES
                                DATED MAY 1, 2001


     With respect to the Short-Term Bond Portfolio, the Investment Manager has agreed to waive its compensation under its management agreement with the Fund and/or to assume operating expenses of the Portfolio for the period June 1, 2001 through December 31, 2001, to the extent necessary to maintain the Portfolio's total expenses (exclusive of 12b-1 and brokerage fees) at 0.50% of the Portfolio's average daily net assets on an annualized basis during that period.